CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                For purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Douglas A. McIntyre, the chairman, president, and chief executive officer of On2 Technologies, Inc. (the "Company"), hereby certifies that, to his knowledge:

            (i) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              By: /s/ DOUGLAS A. MCINTYRE
                                                  ------------------------------
                                                  Douglas A. McIntyre
                                                  Chairman, President and
                                                  Chief Executive Officer
                                                  On2 Technologies, Inc.

March 22, 2005